TRADE ACCOUNTS RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2016
Accounts, Notes, Loans and Financing Receivable [Line Items]
Schedule of movements in the allowance for doubtful accounts
Movements in the allowance for doubtful accounts in the three years ended December 31, 2016 may be summarized as follows;

(in thousands of $)
Balance at December 31, 2013	154
Additions charged to income	340
Balance at December 31, 2014	494
Additions charged to income	1,184
Balance at December 31, 2015	1,678
Additions charged to income	4,492
Balance at December 31, 2016	6,170

The Company made a provision for an uncollectible receivable of $4.0 million at December 31, 2016 (2015:nil), which is attributable to a receivable acquired upon the Merger and was recorded following an impairment review triggered by an adverse ruling in court proceedings in 2016.